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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported) May 22, 2000

                           Navigant Consulting, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                    0-28830                   36-4094854
----------------------------           -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

615 North Wabash, Chicago, IL                                          60611
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's Telephone number, including area code  (312) 573-5600
                                                    ---------------


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events
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     On May 22, 2000 the Company issued a press release, the text of which is filed as an Exhibit hereto and is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
-------   ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

          Not applicable.

(b)  Pro forma financial information:
     --------------------------------

          Not applicable.

(c)  Exhibits:
     ---------

20   Press Release issued by the Company.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       NAVIGANT CONSULTING, INC.


Date: May 22, 2000                     By: Philip P. Steptoe
                                           ----------------------------------
                                       Name:  Philip P. Steptoe
                                       Title: Vice President,
                                              General Counsel & Secretary



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                                 EXHIBIT INDEX

          The following exhibits are filed herewith:

Exhibit No.    Description
-----------    -----------

20             Press Release issued by the Company.




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